                                                                EXHIBIT 99.1


                           IRREVOCABLE PROXY AGREEMENT

         THIS PROXY AGREEMENT (the "Agreement"), dated as of October 23, 1997, by and between _______________, a stockholder ("Premenos Stockholder") of Premenos Technology Corp., a Delaware corporation ("Premenos"), and HARBINGER CORPORATION, a Georgia corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company, Premenos and Olympic Subsidiary Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), have entered into an Merger Agreement, dated as of October 23, 1997 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into Premenos with Premenos as the surviving corporation (the "Merger");

         WHEREAS, Premenos Stockholder is the owner of the number of shares (the "Shares") of Common Stock, par value $.01 per share, of Premenos (the "Premenos Common Stock") set forth on Annex I (the term "Shares" shall also include any shares of Premenos Common Stock of which Premenos Stockholder currently has beneficial ownership (including sole voting power) or obtains beneficial ownership during the term of this Agreement);

         WHEREAS, concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to the Company's willingness to enter into the Merger Agreement, Premenos Stockholder desires to grant to the Company an irrevocable proxy to vote the Shares;

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained and intending to be legally bound, the parties agree as follows:

         1. Proxy. Subject to the terms and conditions hereof, Premenos Stockholder hereby appoints the Company, with full power of substitution, as proxy holder (the duly authorized officers of the Company hereinafter referred to as the "Proxy Committee"), to represent and to vote the Shares in favor of the Merger Agreement and the Merger, at any meeting (whether special or annual, and whether or not adjourned) or by written action of stockholders of Premenos; the authority granted hereunder (the "Proxy") shall be irrevocable during the term of this Agreement and deemed to be coupled with an interest sufficient in law as required by Section 212(e) of the Delaware General Corporation Law.

         2. Changes in Shares. For all purposes of this Agreement, the Shares shall include any securities issued or exchanged with respect to such Shares upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of Premenos or any other change in Premenos's capital structure.

         3. Representations and Warranties of Premenos Stockholder. Premenos Stockholder represents and warrants to the Company as follows:

         3.1 Ownership of the Shares. Premenos Stockholder has valid and marketable title to the Shares listed on Annex I, free and clear of all security interests, liens, claims, pledges, assessments, options, equities, charges and encumbrances whatsoever, and with no proxies or restrictions on the voting rights or other incidents of record or beneficial ownership pertaining thereto (except for the Proxy being granted pursuant to this Agreement, the Voting Agreement dated July 12, 1995 between David Hildes and Lew Jenkins (the "Voting Agreement") and any applicable restrictions under the securities laws) and there are no outstanding options, warrants or rights to purchase or acquire or agreements relating to any of such Shares. Such Shares are validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof.

         3.2 Valid and Binding Agreement; No Violation. This Agreement constitutes a valid and binding agreement of Premenos Stockholder, enforceable in accordance with its terms. Neither the execution of this Agreement, the granting of the Proxy, nor the voting of the Shares by the Proxy Committee, will constitute a violation of, or conflict with, or result in a default under, any contract, commitment, agreement, understanding, arrangement or restriction of any kind to which Premenos Stockholder is a party or by which Premenos Stockholder is bound or to which Premenos Stockholder's Shares are subject.

         4. Representations and Warranties of the Company. The Company represents and warrants to Premenos Stockholder as follows:

         4.1 Authorization. The execution and delivery of this Agreement by the Company has been duly authorized by all requisite corporate action.

         4.2 Valid and Binding Agreement. This Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms.

         5. Impact on Voting Agreement. Premenos Stockholder hereby acknowledges that, during the term of this Agreement, this Agreement supersedes the Voting Agreement with respect to all matters governed by this Agreement.

         6. Publication of Interim Financial Results. The Company agrees to: (a) publicly release a thirty (30) day interim financial statement (that includes the combined operations of the Company and Premenos) covering the first full calendar month of combined operations following the Closing (as defined in the Merger Agreement) within the meaning of Section 201.01 of the SEC Codification of Financial Reporting Policies as promptly as reasonably practicable, but in any event no later than twenty-five (25) days following the end of such first full calendar month (the "Interim Statement"); and (b) to deliver the Interim Statement to Premenos Stockholder at least five (5) days prior to its public release.

         7. Covenants of Premenos Stockholder. Premenos Stockholder hereby covenants and agrees as follows:

         7.1 Inquires or Proposals. From the date of execution of this Agreement to termination hereof, Premenos Stockholder shall not, directly or indirectly, through any officer, director, employee, representative or agent (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a "Competing Offer" (as defined in the Merger Agreement), or (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Competing Offer.

         7.2 Legend. Until termination of this Agreement, each certificate representing the Shares (the "Certificates") shall include a legend (the "Legend") in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY AGREEMENT, DATED AS OF OCTOBER 23, 1997, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION. NO VOTE OR TRANSFER OF ANY SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID UNLESS MADE IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT.

         Within 10 days of the execution of this Agreement, Premenos Stockholder shall deliver the Certificates to the Company for purposes of affixing the Legend. The Legend shall be removed upon the termination of this Agreement pursuant to Section 8.8 hereof.

         7.3 Stockholder Capacity. Premenos Stockholder has executed this Agreement in his capacity as a Stockholder of Premenos and not in his capacity as an officer or director of Premenos. Without limiting the foregoing, nothing herein shall limit or affect any actions taken by Premenos Stockholder in his capacity as an officer or director of Premenos in exercising Premenos's rights under the Merger Agreement.

         8.  Miscellaneous.

         8.1 Expenses. All costs and expenses (including legal fees) incurred in connection with this Agreement shall be paid by the party incurring such expense.

         8.2 Survival of Representations. Notwithstanding any provision of this Agreement, all representations, warranties, covenants and agreements made by Premenos Stockholder and the Company in this Agreement shall survive until the earlier of (a) the closing of the Merger or (b) the termination of the Merger Agreement in accordance with its terms; provided, however, if the Merger is closed in accordance with the terms of the Merger Agreement, Section 6 of this Agreement shall survive termination of this Agreement until satisfied in accordance with the terms thereof.

         8.3 Further Assurance and Cooperation. From time to time, and without further consideration, each party will execute and deliver to the other such documents and take such action as the other may reasonably request in order to consummate more effectively the terms of this Agreement.

         8.4 Parties in Interest; Complete Agreement; Amendment. All authority herein conferred or agreed to be conferred by Premenos Stockholder shall survive Premenos Stockholder's death, incapacity, dissolution, liquidation or termination. This Agreement constitutes the sole understanding of the parties hereto with respect to the subject matter hereof; provided, however, that this provision is not intended to abrogate any other written agreement between or among the parties executed with or after this Agreement or any written agreement pertaining to another subject matter. No amendment of this Agreement shall be binding unless made in writing and duly executed by the Company and Premenos Stockholder. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the Company (if such assigning party is Premenos Stockholder) or Premenos Stockholder (if such assigning party is the Company).

         8.5 Specific Performance. Each party acknowledges that its obligations hereunder are unique, and agrees that the other shall have the right, in addition to any other rights it may have at law, to specific performance or equitable relief by way of injunction if it shall fail to perform any of its obligations hereunder.

         8.6 Law Governing; Construction. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. Unless otherwise expressly provided herein, all references in this Agreement to Section(s) shall refer to the Section(s) of this Agreement. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         8.7 Consent to Jurisdiction; Venue. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement, and each of the parties hereto irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any state or federal court sitting in Wilmington, Delaware. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of any summons and complaints and any other process in any other action or proceeding relating to this Agreement, on behalf of itself or its property, by the personal delivery of copies of such process to such party. Nothing in this Section 6.7 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

         8.8 Term of the Agreement. This Agreement shall terminate upon the first to occur of (i) the termination of the Merger Agreement in accordance with its terms, or (ii) the closing of the Merger.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             HARBINGER CORPORATION


                                             By:
                                                 -------------------------
                                                 Name:
                                                       -------------------




                                             PREMENOS STOCKHOLDER



                                             -----------------------------

                                     Annex I



Name                                                          Shares